Exhibit 10.1

                               PLANGRAPHICS, INC.
                              112 EAST MAIN STREET
                               FRANKFORT, KY 40601



December 21, 2005


Name of Executive
Title
Street
City, State, Zip Code


Dear (Name of Executive):

Pursuant to your employment letter effective January 1, 2002, this letter is intended to inform you of PlanGraphics' interest and intent to extend the aforementioned agreement through September 30, 2006, pursuant to the existing terms and conditions of the contract.

If the extension is acceptable to you under those terms, please acknowledge with your signature below and return two signed copies to me.

If you would prefer to discuss the extension or modification to the agreement, please inform Kimberly Wallace who will schedule the discussion at the earliest possible opportunity.

Sincerely,

/S/ John C. Antenucci

John C. Antenucci
President and CEO


CC:  Gary S. Murray
     Joyce Rector


Signature:                                              Date:
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